Proposed Merger	6 Months Ended
Jun. 30, 2024
Business Combinations [Abstract]
Proposed Merger
(10) PROPOSED MERGER
In May 2024, the Company entered into a definitive merger agreement with Reneo Pharmaceuticals, Inc. (Nasdaq: RPHM) (“Reneo”) to combine the Company with Reneo in an all-stock
transaction. The combined company will focus on advancing OnKure’s pipeline candidates. Upon completion of the transaction, the combined company is expected to operate under the name OnKure Therapeutics, Inc., and trade on the Nasdaq Global Market under the ticker symbol “OKUR”.
In connection with the transaction, Reneo has entered into a subscription agreement for a $65 million private investment in public equity (PIPE) financing expected to close concurrently with the closing of the merger, with a group of institutional investors.
Pre-merger
Reneo stockholders are expected to own approximately 31% of the combined company, and pre-merger
OnKure stockholders are expected to own approximately 69% of the combined company, upon the closing of the merger, exclusive of the PIPE financing. The expected relative ownership percentages of pre-Mergers
OnKure stockholders and
pre-Mergers
Reneo stockholders of the combined company are calculated using the treasury stock method, as described in the merger agreement, on a fully diluted basis prior to giving effect to the concurrent PIPE investments and excluding any shares reserved for future grants.
The transaction is expected to close in the second half of 2024, subject to customary closing conditions, including requisite approvals by the stockholders of each company and the receipt of required regulatory approvals (to the extent applicable).